UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):   October 1, 2008

HOME SYSTEM GROUP
(Exact name of registrant as specified in its charter)

Nevada	000-49770	43-1954776
(State or other jurisdiction of	(Commission File Number)	(IRS Employer Identification
incorporation or organization)		No.)

No. 5A, Zuanshi Ge, Fuqiang Yi Tian Ming Yuan,
Fu Tian Qu, Shenzhen City
People’s Republic of China, 518000
(Address of principal executive offices)

086-755-83570142 (Registrant’s telephone number, including area code)

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01 Completion of Acquisition or Disposition of Assets.

As disclosed on the Current Report on Form 8-K by Home System Group, a Nevada corporation (the "Company”), filed on September 23, 2008, the Company entered into a Share Purchase Agreement on that date with Asia Forever Investment Limited (“Asia Forever”) and Asia Forever’s shareholders (the “Shareholders”), pursuant to which the Company agreed to acquire 100% of the ownership interests in Asia Forever from the Shareholders for approximately $39.5 million.  On October 1, 2008, the Company completed its acquisition of Asia Forever.

Description of Acquired Business

Asia Forever was incorporated on April 1, 2008 under laws of Hong Kong.  On September 1, 2008 Asia Forever completed the stock purchase of all of the shares of Zhongshan City Weihe Appliances Co.,Ltd. (“Weihe”). As a result of the transaction, Weihe became Asia Forever’s wholly-owned subsidiary.

Weihe was established in October 1998, and is engaged in the manufacture, processing and export of home appliance products, which including European style decorative ceiling fans, decorative lamps and energy-saving lamps.  The company is an export oriented manufacturer. The total combined square footage of the company’s 8 manufacturing plants is approximately 427,000 square feet and the company shares plants with other manufacturers with a combined square footage of approximately 323,000 square feet. The company is equipped with inspection equipment, several outstanding electrostatic spraying production lines, semi-automatic pipelines and high-speedy punching machines. There are over 1200 employees including over 100 engineers and administrative staff. The total annual productivity for 2007 was approximately 4 million ceiling fans, and over 6 million units of decorative lamps and LEDs, respectively.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

On October 1, 2008, the Company issued promissory notes to the former Shareholders of Asia Forever as payment of the purchase price for the Company’s acquisition of Asia Forever.  The notes have a maturity of 2 years and will bear no interest.  Principal will be repaid as follows:  25% payable on or before December 31, 2008, the remaining principal amount to be repaid in 3 semi-annual installments with the final installment due on or before the maturity date.

Item 9.01 Financial Statement and Exhibits.

(a)  Audited Financial Statements of Business Acquired.

The 2006 and 2007 audited financial statements of Weihe Appliances Co., Ltd. required by Item 9.01 of Form 8-K (if the Company had acquired Weihe directly) are attached hereto as Annex A.

(b) Reviewed Financial Statement of Business Acquired.

The reviewed financial statements of Asia Forever Investment Limited from inception to June 30, 2008 pursuant to Item 9.01 of Form 8-K is attached hereto as Annex B.

(c) Pro Forma Financial Information.

The pro forma financial information required pursuant to Item 9.01 of Form 8-K and Article 11 of Regulation S-X (if the Company had acquired Weihe directly) are attached hereto as Annex C.

(d)   Exhibits.

Number	Description

10.1	Form of Senior Promissory Note dated as of October 1, 2008

23.1	Consent of Yu and Associates CPA Corporation.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HOME SYSTEM GROUP

Date: October 1, 2008	By:	/s/ Fuying Wang
Fuying Wang
Chief Executive Officer

EXHIBIT INDEX

Number	Description

10.1	Form of Senior Promissory Note dated as of October 1, 2008

23.1	Consent of Yu and Associates CPA Corporation.

ZHONGSHAN WEIHE ELECTRICAL APPLIANCES CO., LTD.

FINANCIAL STATEMENTS

FOR THE YEARS ENDED DECEMBER 31, 2007 AND 2006

C O N T E N T S

PAGE

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	F1-1

BALANCE SHEETS	F1-2

STATEMENTS OF INCOME AND COMPREHENSIVE INCOME	F1-3

STATEMENTS OF STOCKHOLDERS' EQUITY	F1-4

STATEMENTS OF CASH FLOWS	F1-5

NOTES TO FINANCIAL STATEMENTS	F1-6 - F1-15

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors and Stockholders of
Zhongshan Weihe Electrical Appliances Co., Ltd.

We have audited the accompanying balance sheet of Zhongshan Weihe Electrical Appliances Co., Ltd. as of December 31, 2007, and the related statements of income and comprehensive income, stockholders’ equity, and cash flows for the year then ended. Theses financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on these financial statements based on our audit. The financial statements of Zhongshan Weihe Electrical Appliances Co., Ltd. as of December 31, 2006 were audited by other auditors whose report dated August 30, 2007, expressed an unqualified opinion on those statements.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. The company is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audit included consideration of internal control on financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the company’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Zhongshan Weihe Electrical Appliances Co., Ltd. as of December 31, 2007, and the results of its operations and its cash flows for the year then ended in conformity with accounting principles generally accepted in the United States of America.

As discussed in Note 13 to the financial statements, the Company has engaged in significant related party transactions.

Yu and Associates CPA Corporation

May 5, 2008
Arcadia, California

F1-1

ZHONGSHAN WEIHE ELECTRICAL APPLIANCES CO., LTD.
BALANCE SHEETS
AS OF DECEMBER 31, 2007 AND 2006
(Expressed in US dollars)

	December 31,
	2007	2006
ASSETS

CURRENT ASSETS
Cash and cash equivalents	$1,670,356	$563,133
Restricted cash	1,014,553	1,047,701
Accounts receivable – trade	1,021,405	2,192,318
Inventories	8,537,601	3,796,889
Other receivables and prepayments	2,422,505	1,887,967
Prepaid land use rights – current portion	27,894	26,153
Loans receivable	849,441	1,945,218
Due from related company	15,149,426	5,914,126

TOTAL CURRENT ASSETS	30,693,181	17,373,505

Property, plant and equipment, net	3,742,709	4,026,880
Prepaid land use rights – non-current portion	1,203,905	1,155,000

TOTAL ASSETS	$35,639,795	$22,555,385

LIABILITIES AND STOCKHOLDERS' EQUITY

CURRENT LIABILITIES
Accounts payable – trade	$8,459,263	$3,307,533
Bank advances	4,388,578	3,168,373
Bank loans	1,300,126	2,012,740
Other payables and accrued expenses	1,933,757	1,643,060
Taxes payable	125,344	186,174
Due to director	150,490	101,332
Deposits	-	91,096

TOTAL LIABILITIES	16,357,558	10,510,308

COMMITMENTS AND CONTINGENCIES (Note 14)

STOCKHOLDERS' EQUITY
Registered capital	604,000	604,000
Statutory common revenue reserves	302,225	302,225
Accumulated other comprehensive income	1,545,757	508,364
Retained earnings	16,830,255	10,630,488

TOTAL STOCKHOLDERS' EQUITY	19,282,237	12,045,077

TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY	$35,639,795	$22,555,385

The accompanying notes are an integral part of these financial statements.

F1-2

ZHONGSHAN WEIHE ELECTRICAL APPLIANCES CO., LTD.
STATEMENTS OF INCOME AND COMPREHENSIVE INCOME
FOR THE YEARS ENDED DECEMBER 31, 2007 AND 2006
(Expressed in US dollars)

	For the Year Ended December 31,
	2007	2006

NET SALES	$51,214,522	$39,171,522
Cost of net sales	(39,257,148)	(31,021,790)

GROSS PROFIT	11,957,374	8,149,732

OPERATING EXPENSES
Selling expenses	934,290	895,521
General and administrative expenses	1,758,950	1,114,322
	2,693,240	2,009,843

INCOME FROM OPERATIONS	9,264,134	6,139,889

OTHER (EXPENSE) INCOME
Interest expenses	(199,787)	-
Interest income	31,047	-
Finance costs	-	(35,705)
Other income	54,711	14,966

	(114,029)	(20,739)

INCOME BEFORE INCOME TAXES	9,150,105	6,119,150

INCOME TAXES	(2,950,338)	(2,014,475)

NET INCOME	6,199,767	4,104,675

OTHER COMPREHENSIVE INCOME
Foreign currency transaction adjustment	1,037,393	343,292

TOTAL COMPREHENSIVE INCOME	$7,237,160	$4,447,967

The accompanying notes are an integral part of these financial statements.

F1-3

ZHONGSHAN WEIHE ELECTRICAL APPLIANCES CO., LTD.
STATEMENTS OF STOCKHOLDERS’ EQUITY
FOR THE YEARS ENDED DECEMBER 31, 2007 AND 2006
 (Expressed in US dollars)

		Statutory	Statutory	Accumulated
		Common	Public	Other
	Registered	Revenue	Welfare	Comprehensive	Retained
	Capital	Reserves	Fund	Income	Earnings	Total

BALANCE AT JANUARY 1, 2006	$604,000	$302,225	$226,968	$165,072	$6,298,845	$7,597,110

Transfer of reserves	-	-	(226,968)	-	226,968	-

Cumulative translation adjustment	-	-	-	343,292	-	343,292

Net income for the year ended December 31, 2006	-	-	-	-	4,104,675	4,104,675

BALANCE AT DECEMBER 31, 2006	604,000	302,225	-	508,364	10,630,488	12,045,077

Cumulative translation adjustment	-	-	-	1,037,393	-	1,037,393

Net income for the year ended December 31, 2007	-	-	-	-	6,199,767	6,199,767

BALANCE AT DECEMBER 31, 2007	$604,000	$302,225	$-	$1,545,757	$16,830,255	$19,282,237

The accompanying notes are an integral part of these financial statements.

F1-4

ZHONGSHAN WEIHE ELECTRICAL APPLIANCES CO., LTD.
STATEMENTS OF CASH FLOWS
FOR THE YEARS ENDED DECEMBER 31, 2007 AND 2006
 (Expressed in US dollars)

	For the Year Ended December 31,
	2007	2006

CASH FLOWS FROM OPERATING ACTIVITIES
Net income	$6,199,767	$4,104,675
Adjustments to reconcile net income
to net cash provided by operating activities
Depreciation and amortization	625,131	579,848
Change in assets and liabilities:
(Increase) decrease in assets
Restricted cash	99,032	240,624
Accounts receivable – trade	1,268,298	248,721
Inventories	(4,323,329)	(102,182)
Other receivables and prepayments	(393,977)	71,154
Loans receivable	1,180,097	532,947
Due from related company	(8,517,154)	(1,860,274)
Increase (decrease) in liabilities
Accounts payable - trade	4,750,586	(1,099,819)
Other payables and accrued expenses	174,782	(942,784)
Due to director	40,862	(1,040)
Deposits	(93,583)	-
Taxes payable	(70,519)	61,601

Net cash provided by operating activities	939,993	1,833,471

CASH FLOWS FROM INVESTING ACTIVITIES
Purchase of property, plant and equipment	(66,627)	(160,096)

Net cash used in investing activities	(66,627)	(160,096)

CASH FLOWS FROM FINANCING ACTIVITIES
Proceeds from bank loans	6,275,895	1,971,449
Repayments of bank loans	(7,091,234)	(2,674,641)
Net bank advances	972,441	(1,932,877)

Net cash provided by (used in) financing activities	157,102	(2,636,069)

EXCHANGE RATE EFFECT ON CASH	76,755	30,484

NET INCREASE (DECREASE) IN CASH	1,107,223	(932,210)

CASH - BEGINNING OF YEAR	563,133	1,495,343

CASH - END OF YEAR	$1,670,356	$563,133

SUPPLEMENTAL DISCLOSURE OF CASH FLOW INFORMATION
Cash paid during the year for:
Interest	$199,787	$35,705
Income taxes	$3,020,856	$1,952,875

The accompanying notes are an integral part of these financial statements.

F1-5

ZHONGSHAN WEIHE ELECTRICAL APPLIANCES CO., LTD.
NOTES TO FINANCIAL STATEMENTS
FOR THE YEARS ENDED DECEMBER 31, 2007 AND 2006

NOTE 1 – NATURE OF BUSINESS

Zhongshan Weihe Electrical Appliances Co., Ltd. (“Weihe” or the “Company”) was incorporated with limited liability on August 3, 1998 in the People’s Republic of China (“PRC"). The Company manufactures ceiling fans and residential lighting for the international consumer market through various distributors.

NOTE 2 – SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Basis of Presentation

The accompanying financial statements are prepared in accordance with accounting principles generally accepted in the United States of America.

Use of Estimates

The preparation of the financial statements, in conformity with accounting principles generally accepted in the United States of America, requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

Reclassifications

Certain reclassifications have been made to the financial statements for the year ended December 31, 2006 in order to conform to the presentation of the financial statements for the year ended December 31, 2007.

Cash and Cash Equivalents

Cash and cash equivalents include cash on hand, cash accounts, interest bearing savings accounts and time certificates of deposit with a maturity of three months or less when purchased. Restricted cash is excluded from cash and cash equivalents.

Restricted Cash

Restricted cash consist of certificate of deposits held by bank as collateral for letters of credit issued.

Comprehensive Income

The Company follows the Statements of Financial Accounting Standard (“SFAS”) No. 130, “Reporting Comprehensive Income”. Comprehensive income is a more inclusive financial reporting methodology that includes disclosure of certain financial information that historically has not been recognized in the calculation of net income. The Company’s financial currency is RMB and its financial statements are presented in US dollars using year end exchange rates for balance sheet items and average exchange rates in effect during the years for sales and expense items. Translation adjustments are included as a component of accumulated other comprehensive income in stockholders’ equity.

Accounts Receivable - Trade

In the normal course of business, the Company provides credit to its customers and evaluates the status of outstanding balances on a regular basis. As amounts become uncollectible, they are charged to an allowance for doubtful accounts or operations in the period when a determination of uncollectibility is made. The allowance for doubtful accounts is adjusted periodically based upon a review of the outstanding receivables.

As of December 31, 2007 and 2006, The Company considers its accounts receivable to be fully recoverable, accordingly, no allowance for doubtful debts on accounts receivable was recorded.

F1-6

ZHONGSHAN WEIHE ELECTRICAL APPLIANCES CO., LTD.
NOTES TO FINANCIAL STATEMENTS
FOR THE YEARS ENDED DECEMBER 31, 2007 AND 2006

NOTE 2 – SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Continued)

Inventories

Inventories are valued at the lower of cost or market using the weighted average costing method. Work in progress and finished goods inventories consist of raw materials, direct labor and overheads associated with the manufacturing process.

Property, Plant and Equipment

Property, plant and equipment are recorded at cost less accumulated depreciation. The costs less residual value are depreciated using the straight-line method based on the following estimated useful lives:

Buildings	20 years
Plant and machinery	5 to 10 years
Office furniture and equipment	5 to 10 years
Motor vehicles	5 to 8 years

Prepaid Land Use Rights

Prepaid land use rights represent lump sum payment for land use rights in the PRC.  The amount is expensed over the period of land use rights of 50 years.

Revenue Recognition

Revenue from sales of the Company’s products is recognized when the significant risks and rewards of ownership have been transferred to the buyer at the time when the products are delivered to and accepted by its customers, the price is fixed or determinable as stated on the sales contract, and collectability is reasonably assured.  Customers do not have a general right of return on products shipped. Products returns to the Company were insignificant during past years.  There are no post-shipment obligations, price protection and bill and hold arrangements.

Earnings per Share

No earnings per share has been calculated based on the weighted average number of shares outstanding during the period since the Company is a Chinese company with stated capital, with no shares outstanding.

Income Taxes

The Company accounts for income taxes under SFAS No. 109, Accounting for Income Taxes, which requires an asset and liability approach to financial accounting and reporting for income taxes. Under the liability method, deferred income tax assets and liabilities are computed annually for temporary differences between the financial statements and tax bases of assets and liabilities that will result in taxable or deductible amounts in the future based on enacted tax laws and rates applicable to the periods in which the differences are expected to affect taxable income. Valuation allowances are established when necessary to reduce deferred tax assets to the amount expected to be realized. Income tax expense is the tax payable or refundable for the period plus or minus the change during the period in deferred tax assets and liabilities.

Segment Information

SFAS No.131, “Disclosures about Segments of an Enterprise and Related Information”, requires certain financial and supplementary information to be disclosed on an annual and interim basis for each reportable segment of an enterprise. The Company believes that it operates in one business segment – manufactures ceiling fans and residential lighting, and in one geographical segment – China, as all of the Company’s current operations are carried out in China.

F1-7

ZHONGSHAN WEIHE ELECTRICAL APPLIANCES CO., LTD.
NOTES TO FINANCIAL STATEMENTS
FOR THE YEARS ENDED DECEMBER 31, 2007 AND 2006

NOTE 2 – SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Continued)

Advertising Costs

Advertising costs are expensed as incurred.

Shipping and Handling Fees and Costs

The Company follows Emerging Issues Task Force ("EITF") No. 00-10, Accounting for Shipping and Handling Fees and Costs. The Company does not charge its customers for shipping and handling. The Company classifies shipping and handling costs as part of operating expense. For the years ended December 31, 2007 and 2006, shipping and handling costs were $922,179 and $853,840.

Impairment of Long-Lived Assets

The Company follows SFAS No. 144, Accounting for the Impairment or Disposal of Long-Lived Assets. The statement requires that long-lived assets and certain identifiable intangibles be reviewed for impairment whenever events or changes in circumstances indicate that the carrying amount of the asset may not be recoverable. The Company is not aware of any events or circumstances which indicate the existence of an impairment which would be material to the Company’s financial statements.

Product Warranties

The Company does not offer warranties on its products.

Foreign Currency Transactions and Translation

The Company has its local currency, Renminbi (“RMB”), as its functional currency.  Transactions in foreign currencies during the year are translated into US$ at the exchange rates prevailing at the transaction dates. All transaction differences are recorded in the income statement.

The financial statements of the Company are presented in United States Dollars (“US$”) and translated from RMB into US$ in accordance with SFAS No. 52, "Foreign Currency Translation".  Accordingly, all assets and liabilities are translated at the exchange rates prevailing at the balance sheet dates and all income and expenditure items are translated at the average rates for each of the period.  Foreign currency translation differences are included as a component of accumulated other comprehensive income in stockholders’ equity.

The exchange rates adopted for the foreign exchange transactions are the rates of exchange quoted by the People’s Bank of China (“PBOC”), which are determined largely by supply and demand.  Translation of amounts from RMB into US$ has been made at the following exchange rates for the respective years:

December 31, 2007
Balance sheet	USD 0.1367 to RMB1.00
Statement of income and comprehensive income	USD 0.1317 to RMB1.00

December 31, 2006
Balance sheet	USD 0.1282 to RMB1.00
Statement of income and comprehensive income	USD 0.1256 to RMB1.00

F1-8

ZHONGSHAN WEIHE ELECTRICAL APPLIANCES CO., LTD.
NOTES TO FINANCIAL STATEMENTS
FOR THE YEARS ENDED DECEMBER 31, 2007 AND 2006

NOTE 2 – SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Continued)

Related Parties

Parties are considered to be related to the Company if the parties, directly or indirectly, through one or more intermediaries, control, are controlled by, or are under common control with the Company.  Related parties also include principal owners of the Company, its management, members of the immediate families of principal owners of the Company and its management and other parties with which the Company may deal if one party controls or can significantly influence the management or operating policies of the other to an extent that one of the transacting parties might be prevented from fully pursuing its own separate interests.  A party which can significantly influence the management or operating policies of the transacting parties or if it has an ownership interest in one of the transacting parties and can significantly influence the other to an extent that one or more of the transacting parties might be prevented from fully pursuing its own separate interests is also a related party.

Recently Issued Accounting Pronouncements

In June 2006, the Financial Accounting Standards Board (“FASB”) issued interpretation No. 48 (“FIN 48”), Accounting for Uncertainty in Income Taxes.  FIN 48 prescribes detailed guidance for the financial statement recognition, measurement and disclosure of uncertain tax positions recognized in an enterprise’s financial statements in accordance with FASB Statement No. 109, Accounting for Income Taxes. Tax positions must meet a more-likely-than-not recognition threshold at the effective date to be recognized upon the adoption of FIN 48 and in subsequent periods.  FIN 48 will be effective for fiscal years beginning after December 15, 2006 and the provisions of FIN 48 will be applied to all tax positions under Statement No. 109 upon initial adoption.  The cumulative effect of applying the provisions of this interpretation will be reported as an adjustment to the opening balance of retained earnings for that fiscal year.  The Company adopted FIN 48 effective January 1, 2007.  The adoption of FIN 48 did not require an adjustment to the opening balance of retained earnings as of January 1, 2007.

During September 2006, the Financial Accounting Standards Board (“FASB”) issued SFAS No. 157, Fair Value Measurements (“SFAS 157”), which is effective for fiscal years beginning after November 15, 2007 with earlier adoption encouraged. SFAS 157 defines fair value, establishes a framework for measuring fair value in generally accepted accounting principles, and expands disclosures about fair value measurements. In February 2008, the FASB issued FASB Staff Position FAS 157-2, Effective Date of FASB Statement No. 157 which delayed the effective date of SFAS 157 for all non-financial assets and liabilities, except those that are recognized or disclosed at fair value in the financial statements on a recurring basis, until January 1, 2009.   The Company adopted SFAS 157 on January 1, 2008 for all financial assets and liabilities, but the implementation did not have a significant impact on the Company's financial position or results of operations.  The Company has not yet determined the impact of the implementation of SFAS 157 will have on the Company’s non-financial assets and liabilities which are not recognized or disclosed on a recurring basis.  However, the Company does not anticipate that the full adoption of SFAS 157 will significantly impact its financial statements.

During February 2007, the FASB issued SFAS No. 159, The Fair Value Option for Financial Assets and Financial Liabilities—including an amendment of FASB Statement No. 115 (“SFAS 159”), which permits entities to choose to measure many financial instruments and certain other items at fair value. The objective of SFAS 159 is to improve financial reporting by providing entities with the opportunity to mitigate volatility in reported earnings caused by measuring related assets and liabilities differently without having to apply complex hedge accounting provisions. The Company adopted SFAS 159 on January 1, 2008 and has elected not to measure any additional financial assets, liabilities or other items at fair value.

In December 2007, the FASB issued SFAS No. 141 (revised 2007), Business Combinations (“SFAS 141R”). SFAS 141R establishes principles and requirements for how an acquirer recognizes and measures in its financial statements the identifiable assets acquired, the liabilities assumed, any noncontrolling interest in the acquiree and the goodwill acquired. SFAS 141R also establishes disclosure requirements to enable the evaluation of the nature and financial effects of the business combination. This statement is effective for the Company beginning January 1, 2009 and will change the accounting for business combinations on a prospective basis.

F1-9

ZHONGSHAN WEIHE ELECTRICAL APPLIANCES CO., LTD.
NOTES TO FINANCIAL STATEMENTS
FOR THE YEARS ENDED DECEMBER 31, 2007 AND 2006

NOTE 2 – SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Continued)

Recently Issued Accounting Pronouncements (Continued)

In December 2007, the FASB issued SFAS No. 160, Noncontrolling Interests in Consolidated Financial Statements—an amendment of Accounting Research Bulletin No. 51 (“SFAS 160”). SFAS 160 establishes accounting and reporting standards for ownership interests in subsidiaries held by parties other than the parent, the amount of consolidated net income attributable to the parent and to the noncontrolling interest, changes in a parent’s ownership interest, and the valuation of retained noncontrolling equity investments when a subsidiary is deconsolidated. SFAS 160 also establishes disclosure requirements that clearly identify and distinguish between the interests of the parent and the interests of the noncontrolling owners. This statement is effective for the Company beginning January 1, 2009. The Company is currently assessing the potential effect of SFAS 160 on its financial statements.

In March 2008, the FASB issued Statement No. 161, Disclosures about Derivative Instruments and Hedging Activities (“SFAS 161”), which is effective January 1, 2009. SFAS 161 requires enhanced disclosures about derivative instruments and hedging activities to allow for a better understanding of their effects on an entity’s financial position, financial performance, and cash flows. Among other things, SFAS 161 requires disclosures of the fair values of derivative instruments and associated gains and losses in a tabular formant.  SFAS 161 is not currently applicable to the Company since the Company does not have derivative instruments or hedging activity.

In April 2008, the FASB issued FASB Staff Position (FSP) FAS 142-3, Determination of the Useful Life of Intangible Assets, which amends the factors that should be considered in developing renewal or extension assumptions used to determine the useful life of a recognized intangible asset under FASB Statement No. 142, Goodwill and Other Intangible Assets. This Staff Position is effective for financial statements issued for fiscal years beginning after December 15, 2008, and interim periods within those fiscal years. Early adoption is prohibited. This FSP is not currently applicable to the Company.

In May 2008, the FASB issued Statement of Financial Accounting Standards No. 162, The Hierarchy of Generally Accepted Accounting Principles (“FAS 162"). This Standard identifies the sources of accounting principles and the framework for selecting the principles to be used in the preparation of financial statements of nongovernmental entities that are presented in conformity with generally accepted accounting principles. FAS 162 directs the hierarchy to the entity, rather than the independent auditors, as the entity is responsible for selecting accounting principles for financial statements that are presented in conformity with generally accepted accounting principles. The Standard is effective 60 days following SEC approval of the Public Company Accounting Oversight Board amendments to remove the hierarchy of generally accepted accounting principles from the auditing standards. FAS 162 is not expected to have an impact on the financial statements.

In May 2008, the FASB issued FASB Staff Position (FSP) APB 14-1, Accounting for Convertible Debt That May Be Settled in Cash upon Conversion (Including Partial Cash Settlement) ("FSP 14-1"). FSP 14-1 will be effective for financial statements issued for fiscal years beginning after December 15, 2008. The FSP includes guidance that convertible debt instruments that may be settled in cash upon conversion should be separated between the liability and equity components, with each component being accounted for in a manner that will reflect the entity's nonconvertible debt borrowing rate when interest costs are recognized in subsequent periods. FSP 14-1 is not currently applicable to the Company since the Company does not have convertible debt.

In June 2008, the FASB issued FSP EITF 03-6-1, Determining Whether Instruments Granted in Share-Based Payment Transactions are Participating Securities. This FSP provides that unvested share-based payment awards that contain nonforfeitable rights to dividends or dividend equivalents (whether paid or unpaid) are participating securities and shall be included in the computation of earnings per share pursuant to the two-class method. The Company does not currently have any share-based awards that would qualify as participating securities. Therefore, application of this FSP is not expected to have an effect on the Company's financial reporting.

F1-10

ZHONGSHAN WEIHE ELECTRICAL APPLIANCES CO., LTD.
NOTES TO FINANCIAL STATEMENTS
FOR THE YEARS ENDED DECEMBER 31, 2007 AND 2006

NOTE 3 – INVENTORIES

Inventories consist of the following:

	December 31,
	2007	2006

Raw materials	$6,494,035	$3,535,948
Work in progress	22,754	42,445
Finished goods	2,020,812	218,496

Total	$8,537,601	$3,796,889

NOTE 4 – OTHER RECEIVABLES AND PREPAYMENTS

	December 31,
	2007	2006

Trade deposits	$523,501	$814,684
VAT receivable (net of payable)	1,699,570	820,834
Other	199,434	252,449

Total	$2,422,505	$1,887,967

NOTE 5 – LOANS RECEIVABLE

Amounts represented loans to non-related companies.  The amounts were unsecured with no stated interest or repayment terms. No impairment loss was made on loans receivable for the years ended December 31, 2007 and 2006.

NOTE 6 – PROPERTY, PLANT AND EQUIPMENT, NET

	December 31,
	2007	2006

Buildings	$3,077,937	$2,886,042
Plant and machinery	4,656,694	4,304,756
Office furniture and equipment	49,898	46,788
Motor vehicles	163,470	150,037
	7,947,999	7,387,623
Less: Accumulated depreciation	4,205,290	3,360,743

Total	$3,742,709	$4,026,880

Depreciations for the years ended December 31, 2007 and 2006 were $598,267 and $554,232.

As of December 31, 2007, the Company’s prepaid land use rights and buildings thereon were pledged to secure the general banking facilities granted to the Company. The Company’s prepaid land use rights and buildings thereon are held under a medium-term lease in PRC.

F1-11

ZHONGSHAN WEIHE ELECTRICAL APPLIANCES CO., LTD.
NOTES TO FINANCIAL STATEMENTS
FOR THE YEARS ENDED DECEMBER 31, 2007 AND 2006

NOTE 7 – PREPAID LAND USE RIGHTS

The Company recorded as prepaid land use rights the lump sum payments paid to acquire long-term interest to utilize the land underlying the building and production facility.  This type of arrangement is common for the use of land in the PRC.  The prepaid land use rights are expensed on the straight-line method over the term of the land use rights of 50 years.  The Company has obtained the property ownership and land use rights certificates already.

The amount expensed on prepaid land use rights for the years ended December 31, 2007 and 2006 were $26,864 and $25,616, respectively.  The expense of the prepaid land use rights over each of the next five years and thereafter is $27,894.

NOTE 8 – RESTRICTED CASH AND BANK ADVANCES

Bank deposits held as collateral for bank advances at December 31, 2007 and 2006 are $1,014,553 and $1,047,701 respectively.

The Company is requested by certain of its suppliers to settle amounts owed to such suppliers by the issuance of bills through banks for which the banks undertake to guarantee the Company’s settlement of these amounts at maturity. Bank advances represents bills issued by banks for raw material and other purchases, with maturity terms ranging from 60 days to 180 days and interest rates ranging from 4.56% to 6.60% at December 31, 2007.

The Company’s bank advances granted by certain banks are secured by:

(i)	the Company’s prepaid land use rights of $1,231,799 and buildings with net book value of $2,172,252 as of December 31, 2007;
(ii)	the Company’s certificate of deposits at bank; and
(iii)	joint and several personal guarantees given by a director of the Company and two related persons.

NOTE 9 – BANK LOANS

	December 31,
	2007	2006

Bank revolving line of credit secured by personal guarantee of a director of the Company and a related person with interest rate at bank’s cost of fund plus 1.5% to 2.0% (ranging from 6.3725% to 6.82% per annum), maturing in November 2008. (6.3725% and 5.58% at December 31, 2007 and 2006)	$520,798	$1,282,000

Bank loan, unsecured, with interest rate of 6.732% per annum, due in a lump sum payment on January 5, 2008. This was subsequently fully repaid. (6.732% and 5.58% at December31, 2007 and 2006)	779,328	730,740

Total	$1,300,126	$2,012,740

F1-12

ZHONGSHAN WEIHE ELECTRICAL APPLIANCES CO., LTD.
NOTES TO FINANCIAL STATEMENTS
FOR THE YEARS ENDED DECEMBER 31, 2007 AND 2006

NOTE 10 – OTHER PAYABLES AND ACCRUED EXPENSES
	December 31,
	2007	2006

Staff welfare payable	$1,653,707	$1,291,925
Other	280,050	351,135

Total	$1,933,757	$1,643,060

The Company has established its own employee welfare plan in accordance with Chinese law and regulations. The Company accrues annual contributions of 14% of all employees’ salaries to employee welfare plan. The total expenses for the above plan were approximately $309,000 and $344,000 for the years ended December 31, 2007 and 2006.  $73,000 and $236,000 were recorded in general and administrative expense and cost of net sales for the year ended December 31, 2007. $29,000 and $315,000 were recorded in general and administrative expense and cost of net sales for the year ended December 31, 2006.

NOTE 11– INCOME TAXES

The Company utilizes the asset and liability method of accounting for income taxes in accordance with SFAS No. 109. The effective income tax rate of the Company for both 2007 and 2006 was approximated the statutory rate of 33%.

The income taxes expenses for the years ended December 31, 2007 and 2006 consisted of the following:

	For the Year Ended December 31,
	2007	2006

Current – PRC Enterprise Income Tax	$2,950,338	$2,014,475

No provision for deferred taxes has been made as there were no material temporary differences at December 31, 2007 and 2006.

NOTE 12 – STATUTORY COMMON REVENUE RESERVES

Pursuant to the new Corporate Law effective on January 1, 2006, only the common revenue reserve fund is required. 10% of annual net income is to be appropriated to this Fund up to a maximum of 50% of the Company’s registered capital.

Prior to January 1, 2006, the Company was required each year to transfer 5% of the profit after tax as reported under the PRC statutory financial statements to the statutory public welfare funds. This reserve was restricted to capital expenditure for employees’ collective welfare facilities that are owned by the Company.

Pursuant to a circular issued by the PRC’s Ministry of Finance on post implementation issues after the new Corporate Law came into effect on January 1, 2006, companies are required to transfer the balance of common welfare fund as of December 31, 2006 to common reserve fund. However, since the Company’s common revenue reserve fund is at the maximum of 50% of the Company’s registered capital, the Company transferred the $226,968 balance of the common welfare fund to retained earnings as of January 1, 2006.

The Company does not need to appropriate any income to the common revenue reserve fund for the year ended December 31, 2007 and 2006 as the fund has reached 50% of the Company’s registered capital as of January 1, 2005.

F1-13

ZHONGSHAN WEIHE ELECTRICAL APPLIANCES CO., LTD.
NOTES TO FINANCIAL STATEMENTS
FOR THE YEARS ENDED DECEMBER 31, 2007 AND 2006

NOTE 13 – RELATED PARTY TRANSACTIONS

(a)	Due from related company

Amount represents trade receivables of $14,942,062 and $2,879,205 at December 31, 2007 and 2006 and non-trade receivables of $207,364 and $3,034,921 at December 31, 2007 and 2006 from a company that is controlled by a stockholder. The stockholder is also the Executive Director of the Company. There are no stated interest or repayment terms. As of December 31, 2007 and 2006, the related party’s outstanding trade receivable balances were approximately 94% and 57% of total outstanding trade accounts receivable. The sales concentration with this related party makes the Company vulnerable to any changes in the business environment in which the related party operates. The Company may be adversely affected should orders from this related party decrease or the relationship terminate.

(b)	Due to director

Amount represents payable to a director for advance made to the Company for working capital purposes.  The amount due is unsecured with no stated interest or fixed repayment terms.

(c)	Sales and purchases

During the years ended December 31, 2007 and 2006, the Company had the following transactions with the related company in the normal course of business.

	For the Year Ended December 31,
	2007	2006

Sales to the related company	$42,657,969	$38,242,950

Percentage of total net sales	83.3%	97.6%

Purchases from the related company	$5,518,306	$4,473,193

Percentage of total purchases	14.1%	16.3%

NOTE 14 – COMMITMENTS AND CONTINGENCIES

Operating Leases

The Company leases employee living space under an operating lease expiring on November 1, 2008. The Company was obligated under this operating lease requiring minimum rentals for the year ended December 31, 2008 for $27,900.

For the years ended December 31, 2007 and 2006, rental expenses were $13,318 and $32,783 respectively.

Outstanding Letters of Credit

As of December 31, 2007, the Company had outstanding letters of credit of $500,000.

F1-14

ZHONGSHAN WEIHE ELECTRICAL APPLIANCES CO., LTD.
NOTES TO FINANCIAL STATEMENTS
FOR THE YEARS ENDED DECEMBER 31, 2007 AND 2006

NOTE 15 – CONCENTRATION OF CREDIT RISK

Certain financial instruments potentially subject the Company to concentrations of credit risk. These financial instruments consist primarily of cash and accounts receivable. The Company places its temporary cash investments with high credit quality financial institutions to limit its credit exposure.  Other concentrations of credit risk are as follows:

The Company had the following concentrations of business with customers constituting greater than 10% of the Company’s sales:

	For the Year Ended December 31,
	2007		2006
	Sales	Percentage of Net Sales	Sales	Percentage of Net Sales

Company A, a related company	$42,657,969	83%	$38,242,950	98%
Company B	6,858,450	13%	-	-

(a)
The Company had concentrations of trade accounts receivable constituting greater than 10% of the Company’s outstanding trade accounts receivable as of December 31, 2007 and 2006 from Company A, a related company, for $14,942,062 and $2,879,205 respectively.

(b)
During the years ended December 31, 2007 and 2006, 14.1% and 16.3% of the Company’s purchases were from Company A, a related company.  The Company has no concentrations of business with other suppliers constituting greater than 10% of the Company’s purchases.

F1-15

ASIA FOREVER INVESTMENT LIMITED

FINANCIAL STATEMENTS

FOR THE PERIOD FROM APRIL 1, 2008 (INCEPTION) TO JUNE 30, 2008
(UNAUDITED)

C O N T E N T S

PAGE (S)

BALANCE SHEET	F2-1

STATEMENTS OF OPERATIONS AND COMPREHENSIVE LOSS	F2-2

STATEMENT OF STOCKHOLDERS' EQUITY	F2-3

STATEMENT OF CASH FLOWS	F2-4

NOTES TO FINANCIAL STATEMENTS	F2-5 to F2-9

ASIA FOREVER INVESTMENT LIMITED
BALANCE SHEET
AS OF JUNE 30, 2008
(Expressed in US dollars except for number of shares)
(UNAUDITED)

ASSETS

CURRENT ASSETS
Cash and cash equivalents	$1,025

TOTAL ASSETS	$1,025

LIABILITIES AND STOCKHOLDERS' EQUITY

STOCKHOLDERS' EQUITY

Common stock at $0.1285 (HK$1) par value; 10,000 shares authorized, issued and outstanding	$1,285
Accumulated deficit	(256)
Accumulated other comprehensive loss	(4)

TOTAL STOCKHOLDERS' EQUITY	$1,025

See accompanying notes to financial statements

F2-1

ASIA FOREVER INVESTMENT LIMITED
STATEMENT OF OPERATIONS AND COMPREHENSIVE LOSS
FOR THE PERIOD FROM APRIL 1, 2008 (INCEPTION) TO JUNE 30, 2008
(Expressed in US dollars except for number of shares)
(UNAUDITED)

NET SALES	$-

OPERATING EXPENSES
Selling expenses	-
General and administrative expenses	256
256

NET LOSS	(256)

OTHER COMPREHENSIVE LOSS
Foreign currency transaction adjustment	(4)

TOTAL COMPREHENSIVE LOSS	$(260)

LOSS PER SHARE
Basic and diluted loss per common share	$(0.03)

WEIGHTED AVERAGE NUMBER OF SHARES	10,000

See accompanying notes to financial statements

F2-2

ASIA FOREVER INVESTMENT LIMITED
STATEMENT OF STOCKHOLDERS’ EQUITY
FOR THE PERIOD FROM APRIL 1, 2008 (INCEPTION) TO JUNE 30, 2008
(Expressed in US dollars except for number of shares)
(UNAUDITED)

			Accumulated
			Other
	Common Stock		Comprehensive	Accumulated
	Number of shares	Amount	Loss	Deficit	Total

Issuance of 10,000 shares of $0.1285 (HK$1) par value	10,000	$1,285	$-	$-	$1,285

Net loss	-	-	-	(256)	(256)

Cumulative translation adjustment	-	-	(4)	-	(4)

BALANCE AT JUNE 30, 2008	10,000	$1,285	$(4)	$(256)	$1,025

See accompanying notes to financial statements

F2-3

ASIA FOREVER INVESTMENT LIMITED
STATEMENT OF CASH FLOWS
FOR THE PERIOD FROM APRIL 1, 2008 (INCEPTION) TO JUNE 30, 2008
 (Expressed in US dollars)
 (UNAUDITED)

CASH FLOWS FROM OPERATING ACTIVITIES
Net loss	$(256)

CASH FLOWS FROM INVESTING ACTIVITIES	-

CASH FLOWS FROM FINANCING ACTIVITIES
Proceeds from issuance of common stock	1,285

EXCHANGE RATE EFFECT ON CASH	(4)

NET INCREASE IN CASH	1,025

CASH - BEGINNING OF PERIOD	-

CASH - END OF PERIOD	$1,025

SUPPLEMENTAL DISCLOSURE OF CASH FLOW INFORMATION
Cash paid during the year for:
Interest	$-
Income taxes	$-

See accompanying notes to financial statements

F2-4

ASIA FOREVER INVESTMENT LIMITED
NOTES TO FINANCIAL STATEMENTS
FOR THE PERIOD FROM APRIL 1, 2008 (INCEPTION) TO JUNE 30, 2008

NOTE 1 – NATURE OF BUSINESS

Asia Forever Investment Limited (the “Company”) was incorporated with limited liability on April 1, 2008 in the Hong Kong Special Administrative Region (“HK").  The Company does not have any business.

The Company was incorporated with an authorized share capital of $1,285 (HK$10,000) divided into 10,000 shares of $0.1285 (HK$1) each.  1 share was issued on March 1, 2008 and, on April 22, 2008, 9,999 additional shares were allotted.  All these shares were allotted at par value of $0.1285 (HK$1) each.

NOTE 2 – SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Basis of Presentation

The accompanying financial statements are prepared in accordance with accounting principles generally accepted in the United States of America.

Use of Estimates

The preparation of the financial statements, in conformity with accounting principles generally accepted in the United States of America, requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

Cash and Cash Equivalents

Cash and cash equivalents include cash on hand, cash accounts, interest bearing savings accounts and time certificates of deposit with a maturity of three months or less when purchased. Restricted cash is excluded from cash and cash equivalents.

Comprehensive Income

The Company follows the Statements of Financial Accounting Standard (“SFAS”) No. 130, “Reporting Comprehensive Income”. Comprehensive income is a more inclusive financial reporting methodology that includes disclosure of certain financial information that historically has not been recognized in the calculation of net income. The Company’s functional currency is HKD and its financial statements are presented in US dollars using period end exchange rates for balance sheet items and average exchange rates in effect during the period for expense items. Translation adjustments are included as a component of accumulated other comprehensive income in stockholders’ equity.

F2-5

ASIA FOREVER INVESTMENT LIMITED
NOTES TO FINANCIAL STATEMENTS
FOR THE PERIOD FROM APRIL 1, 2008 (INCEPTION) TO JUNE 30, 2008

NOTE 2 – SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Continued)

Revenue Recognition

Revenue from sales of the Company’s products is recognized when the significant risks and rewards of ownership have been transferred to the buyer at the time when the products are delivered to and accepted by its customers, the price is fixed or determinable as stated on the sales contract, and collectability is reasonably assured.  Customers do not have a general right of return on products shipped.

Earnings per Share

The Company reports basic earnings per share in accordance with SFAS No. 128, “Earnings Per Share”. Basic earnings per share is computed using the weighted average number of shares outstanding during the period presented. The weighted average number of shares of the Company represents the common stock outstanding during the reporting period.

Income Taxes

The Company accounts for income taxes under SFAS No. 109, Accounting for Income Taxes, which requires an asset and liability approach to financial accounting and reporting for income taxes. Under the liability method, deferred income tax assets and liabilities are computed annually for temporary differences between the financial statements and tax bases of assets and liabilities that will result in taxable or deductible amounts in the future based on enacted tax laws and rates applicable to the period in which the differences are expected to affect taxable income. Valuation allowances are established when necessary to reduce deferred tax assets to the amount expected to be realized. Income tax expense is the tax payable or refundable for the period plus or minus the change during the period in deferred tax assets and liabilities.

Foreign Currency Transactions and Translation

The Company has its local currency, Hong Kong Dollars (“HK$”), as its functional currency.  Transactions in foreign currencies during the period are translated into US$ at the exchange rates prevailing at the transaction dates. All transaction differences are recorded in the statement of operations.

The financial statements of the Company are presented in United States Dollars (“US$”) and translated from HK$ into US$ in accordance with SFAS No. 52, "Foreign Currency Translation".  Accordingly, all assets and liabilities are translated at the exchange rates prevailing at the balance sheet date and all income and expenditure items are translated at the average rates for the period.  Foreign currency translation differences are included as a component of accumulated other comprehensive income in stockholders’ equity.

Translation of amounts from HK$ into US$ has been made at the following exchange rates:

Balance sheet	USD 0.1282 to HKD1.00
Statement of operations and comprehensive income	USD 0.1283 to HKD1.00

F2-6

ASIA FOREVER INVESTMENT LIMITED
NOTES TO FINANCIAL STATEMENTS
FOR THE PERIOD FROM APRIL 1, 2008 (INCEPTION) TO JUNE 30, 2008

NOTE 2 – SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Continued)

Related Parties

Parties are considered to be related to the Company if the parties, directly or indirectly, through one or more intermediaries, control, are controlled by, or are under common control with the Company.  Related parties also include principal owners of the Company, its management, members of the immediate families of principal owners of the Company and its management and other parties with which the Company may deal if one party controls or can significantly influence the management or operating policies of the other to an extent that one of the transacting parties might be prevented from fully pursuing its own separate interests.  A party which can significantly influence the management or operating policies of the transacting parties or if it has an ownership interest in one of the transacting parties and can significantly influence the other to an extent that one or more of the transacting parties might be prevented from fully pursuing its own separate interests is also a related party.

Recently Issued Accounting Pronouncements

In February 2007, the FASB issued SFAS No. 159, The Fair Value Option for Financial Assets and Financial Liabilities—including an amendment of FASB Statement No. 115 (“SFAS 159”), which permits entities to choose to measure many financial instruments and certain other items at fair value. The objective of SFAS 159 is to improve financial reporting by providing entities with the opportunity to mitigate volatility in reported earnings caused by measuring related assets and liabilities differently without having to apply complex hedge accounting provisions. The Company adopted SFAS 159 on January 1, 2008 and has elected not to measure any additional financial assets, liabilities or other items at fair value.

In December 2007, the FASB issued SFAS No. 141 (revised 2007), Business Combinations (“SFAS 141R”). SFAS 141R establishes principles and requirements for how an acquirer recognizes and measures in its financial statements the identifiable assets acquired, the liabilities assumed, any noncontrolling interest in the acquiree and the goodwill acquired. SFAS 141R also establishes disclosure requirements to enable the evaluation of the nature and financial effects of the business combination. This statement is effective for the Company beginning January 1, 2009 and will change the accounting for business combinations on a prospective basis.

F2-7

ASIA FOREVER INVESTMENT LIMITED
NOTES TO FINANCIAL STATEMENTS
FOR THE PERIOD FROM APRIL 1, 2008 (INCEPTION) TO JUNE 30, 2008

NOTE 2 – SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Continued)

Recently Issued Accounting Pronouncements (Continued)

In December 2007, the FASB issued SFAS No. 160, Noncontrolling Interests in Consolidated Financial Statements—an amendment of Accounting Research Bulletin No. 51 (“SFAS 160”). SFAS 160 establishes accounting and reporting standards for ownership interests in subsidiaries held by parties other than the parent, the amount of consolidated net income attributable to the parent and to the noncontrolling interest, changes in a parent’s ownership interest, and the valuation of retained noncontrolling equity investments when a subsidiary is deconsolidated. SFAS 160 also establishes disclosure requirements that clearly identify and distinguish between the interests of the parent and the interests of the noncontrolling owners. This statement is effective for the Company beginning January 1, 2009. The Company is currently assessing the potential effect of SFAS 160 on its financial statements.

In March 2008, the FASB issued Statement No. 161, Disclosures about Derivative Instruments and Hedging Activities (“SFAS 161”), which is effective January 1, 2009. SFAS 161 requires enhanced disclosures about derivative instruments and hedging activities to allow for a better understanding of their effects on an entity’s financial position, financial performance, and cash flows. Among other things, SFAS 161 requires disclosures of the fair values of derivative instruments and associated gains and losses in a tabular formant.  SFAS 161 is not currently applicable to the Company since the Company does not have derivative instruments or hedging activity.

In April 2008, the FASB issued FASB Staff Position (FSP) FAS 142-3, Determination of the Useful Life of Intangible Assets, which amends the factors that should be considered in developing renewal or extension assumptions used to determine the useful life of a recognized intangible asset under FASB Statement No. 142, Goodwill and Other Intangible Assets. This Staff Position is effective for financial statements issued for fiscal years beginning after December 15, 2008, and interim periods within those fiscal years. Early adoption is prohibited. This FSP is not currently applicable to the Company.

In May 2008, the FASB issued Statement of Financial Accounting Standards No. 162, The Hierarchy of Generally Accepted Accounting Principles (“FAS 162"). This Standard identifies the sources of accounting principles and the framework for selecting the principles to be used in the preparation of financial statements of nongovernmental entities that are presented in conformity with generally accepted accounting principles. FAS 162 directs the hierarchy to the entity, rather than the independent auditors, as the entity is responsible for selecting accounting principles for financial statements that are presented in conformity with generally accepted accounting principles. The Standard is effective 60 days following SEC approval of the Public Company Accounting Oversight Board amendments to remove the hierarchy of generally accepted accounting principles from the auditing standards. FAS 162 is not expected to have an impact on the financial statements.

In May 2008, the FASB issued FASB Staff Position (FSP) APB 14-1, Accounting for Convertible Debt That May Be Settled in Cash upon Conversion (Including Partial Cash Settlement) ("FSP 14-1"). FSP 14-1 will be effective for financial statements issued for fiscal years beginning after December 15, 2008. The FSP includes guidance that convertible debt instruments that may be settled in cash upon conversion should be separated between the liability and equity components, with each component being accounted for in a manner that will reflect the entity's nonconvertible debt borrowing rate when interest costs are recognized in subsequent periods. FSP 14-1 is not currently applicable to the Company since the Company does not have convertible debt.

In June 2008, the FASB issued FSP EITF 03-6-1, Determining Whether Instruments Granted in Share-Based Payment Transactions are Participating Securities. This FSP provides that unvested share-based payment awards that contain nonforfeitable rights to dividends or dividend equivalents (whether paid or unpaid) are participating securities and shall be included in the computation of earnings per share pursuant to the two-class method. The Company does not currently have any share-based awards that would qualify as participating securities. Therefore, application of this FSP is not expected to have an effect on the Company's financial reporting.

F2-8

ASIA FOREVER INVESTMENT LIMITED
NOTES TO FINANCIAL STATEMENTS
FOR THE PERIOD FROM APRIL 1, 2008 (INCEPTION) TO JUNE 30, 2008

NOTE 3– INCOME TAXES

No provision for Hong Kong profits tax is made as the Company has incurred a loss for the period from April 1 to June 30, 2008.

No provision for deferred taxes has been made as there was no material temporary differences at June 30, 2008.

NOTE 4 – SUBSEQUENT EVENTS

Subsequent to balance sheet date, the Company acquired 100% equity ownership of the Zhongshan Weihe Electrical Appliances Company Limited, a company incorporated in the People’s Republic of China, for $728,396 (RMB 5,000,000).  As a result, Zhongshan Weihe Electrical Appliances Company Limited became a wholly-owned subsidiary of the Company.

The Company is in the clause of negotiation to be acquired by Home System Group, a United States public company.

F2-9

HOME SYSTEM GROUP, INC.

UNAUDITED PRO FORMA CONSOLIDATED FINANCIAL STATEMENTS

HOME SYSTEM GROUP, INC.

UNAUDITED PRO FORMA CONSOLIDATED FINANCIAL STATEMENTS

Basis of Presentation

The following unaudited pro forma financial statements for Home System Group Inc. (“HSG” or “the Company”) have been prepared to illustrate the acquisition of Asia Forever Investment Limited on September 2008 by HSG and the acquisition of Zhongshan Weihe Electrical Appliances Co., Limited (“Weihe”) by Asia Forever on July 1, 2008.

The acquisition of Asia Forever Investment Limited by HSG on September 30, 2008

The following pro forma consolidated condensed statements of operations for the six months ended June 30, 2008 and reflect the financial results of Asia Forever as if the acquisition had occurred retroactively.

On September 30, 2008, the Company completed its acquisition of 100% of Asia Forever in cash transaction amounting $39,473,684 (RMB 270,000.000).

The acquisition of Zhongshan Weihe Electrical Appliances Co., Limited.

The following pro forma consolidated condensed statements of operations for the six months ended June 30, 2008 and reflect the financial results of Weihe as if the acquisition had occurred retroactively.

On September 1, 2008, Asia Forever completed its acquisition of 100% of Weihe in cash transaction amounting $728,396 (RMB 5,000.000).

The unaudited pro forma financial information

The unaudited pro forma financial information combines the historical financial information of the Company, Asia Forever and Weihe as of June 30, 2008 and for the six months ended June 30, 2008. The unaudited pro forma balance sheet assumes the acquisitions were completed on June 30, 2008. The unaudited pro forma statements of operations give effect to the acquisitions as if the and acquisitions had been completed on January 1, 2008.

These unaudited pro forma financial statements are for information purposes only. They do not purport to indicate the results that would have actually been obtained had the merger and acquisitions been completed on the assumed dates or for the periods presented, or which may be realized in the future. The accounting adjustments reflected in these unaudited pro forma consolidated financial statements included herein are preliminary and are subject to change. The accompanying notes are an integral part of these pro forma consolidated financial statements.

F3-1

HOME SYSTEM GROUP, INC.

UNAUDITED PRO FORMA CONSOLIDATED PROFIT AND LOSS
FOR THE PERIOD ENDED AT JUNE 30, 2008

	Zhongshan Weihe Electrical Appliances Co., Limited	Asia Forever Limited	Home System Group	Pro Forma Adjustment	Pro Forma Total

NET SALES	$28,851,496	$-	$16,253,607		$45,105,103
Cost of sales	24,705,964	-	16,772,303		41,478,267
GROSS PROFIT (LOSS)	4,145,532	-	-518,696		3,626,836

OPERATING EXPENSES
Provision for stock option costs written back	-	-	(34,009)		(34,009)
General and administrative expenses	1,114,155	256	1,617,324		2,731,735
	1,114,155	256	1,583,315		2,697,726

INCOME (LOSS) FROM OPERATIONS	3,031,377	(256)	(2,102,011)		929,110

OTHER INCOME (EXPENSE)
Other income (expenses)	(6,851)	-	67,001		60,150
Finance costs	(60,347)	-	(27,835)		(88,182)
Interest income	-	-	-		-
	60,347	-	39,166		(28,032)
INCOME (LOSS) BEFORE INCOME TAXES	2,964,179	(256)	(2,062,845)		901,078

INCOME TAXES - CURRENT	(741,045)	-	-		(741,045)

NET INCOME (LOSS)	$2,223,134	$(256)	$(2,062,845)		$160,033

BASIC AND DILUTED EARNINGS PER SHARE					$0.002

BASIC AND DILUTED WEIGHTED AVERAGE PER SHARE					$62,447,949

F3-2

HOME SYSTEM GROUP, INC.

UNAUDITED PRO FORMA CONSOLIDATED BALANCE SHEET
AS AT JUNE 30, 2008

	Zhongshan Weihe Electrical Appliances Co., Limited		Asia Forever Investment Limited		Pro forma Adjustment	Consolidation	Home System Group		Pro forma Adjustment	Pro Forma Total
CURRENT ASSETS
Cash and cash equivalent	$18,054		$1,025			$19,079	$215,094			$234,173
Restricted cash	161,990					161,990	957,025			1,119,015
Account receivable - trade	4,592,639					4,592,639	8,577,315			13,169,954
Inventories	10,276,556					10,276,556	2,851,440			13,127,996
Other receivables and prepayments	1,993,415					1,993,415	1,194,400			3,187,815
Prepaid land use rights - current portion	29,766					29,766	-			29,766
Loans receivables	906,449					906,449	-			906,449
Due from related company	14,008,226					14,008,226	-			14,008,226
Investment in subsidiary				(1)&(2)	-	-	-	(3)&(4)	-	-
Goodwill						-	-	(4)	29,734,332	29,734,332
Trade deposits						-	498,934			498,934
Income tax refundable						-	80,399			80,399
	31,987,095		1,025			31,988,120	14,374,607			76,097,059
										-
NON-CURRENT ASSETS										-
Acquisition deposits						-	8,024,500			8,024,500
Property, plant and equipment	3,674,747			(2)	(3,674,747)	-	6,174,061	(4)	3,674,747	9,848,808
Prepaid land use rights - non-current portion	1,269,835					1,269,835	-			1,269,835
	4,944,582		-			1,269,835	14,198,561			19,143,143
TOTAL ASSETS	$36,931,677		$1,025			$33,257,955	$28,573,168			$95,240,202
						-				-
CURRENT LIABILITIES						-				-
Account payable - trade	$(13,717,030)	$				$(13,717,030)	$(10,240,203)			$(23,957,233)
Bank advances	-					-	-			-
Bank loans	(6,964,167)					(6,964,167)	-			(6,964,167)
Notes payable	(3,957,360)					(3,957,360)	(2,392,562)			(6,349,922)
Other payables and accrued expenses	(2,232,763)					(2,232,763)	(2,112,640)			(4,345,403)
Taxes payable	566,957					566,957	(374,411)			192,546
Due to director/shareholders	(160,590)			(2)	(728,396)	(888,986)	(850,664)	(3)	(39,473,684)	(41,213,334)
	(26,464,954)		-			(27,193,350)	(15,970,480)			(82,637,514)
NON-CURRENT LIABILITIES						-				-
Due to a stockholder - non-current portion						-	(600,000)			(600,000)
Notes payable						-	(6,575,000)			(6,575,000)
						-	(7,175,000)			(7,175,000)
										-
TOTAL LIABILITIES	$(26,464,954)	$				$(27,193,350)	$(23,145,480)			$(89,812,514)
										-
STOCKHOLDERS' EQUITY										-
Share capital	(604,000)		(1,285)	(2)	604,000	(1,285)	(62,478)	(4)	1,285	(62,478)
Addition paid-in capital	-		-		-	-	(6,581,717)			(6,581,717)
Notes receivable on stock issuance	-		-		-	-	900,000			900,000
Statutory common revenue reserve	(302,225)		-	(2)	302,225	-	(29,616)			(29,616)
Accumulated other comprehensive income	(2,693,500)		4	(2)	2,693,500	4	1,912,684	(4)	(4)	1,912,684
Extraordinary gain	-		-	(2)	(6,063,580)	(6,063,580)	-	(4)	6,063,580	-
Retained earnings/ accumulated deficit	(6,866,998)		256	(2)	6,866,998	256	(1,566,561)	(4)	(256)	(1,566,561)
TOTAL STOCKHOLDERS' EQUITY	$(10,466,723)		$(1,025)			$(6,064,605)	$(5,427,688)			$(5,427,688)
	$(36,931,677)		$(1,025)			$(33,257,955)	$(28,573,168)			$(95,240,202)
F3-3

HOME SYSTEM GROUP, INC.

UNAUDITED PRO FORMA ADJUSTMENT
FOR THE SIX MONTHS ENDED JUNE 30, 2008

	The following adjustments to the unaudited pro forma financial statements are based on the assumption that the acquisitions of subsidiaries were consummated as of June 30, 2008.
		DR	CR
		$	$
1/	Investment in subsidiaries	728,396

	Payable on acquisition of subsidiary		(728,396)

	To record the acquisition of Weihe at $728,396 (RMB 5,000,000)

2/	Dr Share Capital -Weihe	604,000

	Dr Statutory common revenue reserve-Weihe (pre-acquisition)	302,225

	Dr Accumulated other comprehensive income- Weihe (pre-acquisition)	2,693,500

	Dr Retained earnings-Weihe (pre-acquisition)	6,866,998

	Cr Investment in subsidiary- HK		(728,396)

	Cr Property plant and equipment-Weihe (setoff negative goodwill)		(3,674,747)

	Cr Extraordinary gain (remaining negative goodwill)		(6,063,580)

	To record the elimination of investment in subsidiaries and the recognition of negative goodwill arising from acquisition of Weihe by Asia Forever.

3/	Investment in subsidiary	39,473,684

	Payable on acquisition of subsidiary		(39,473,684)

	To record the acquisition of Asia Investment at $39,473,684 (RMB 270,000,000)

4/	Dr Share Capital -Asia Forever	1,285

	Dr Retained earnings - Asia Forever (pre-acquisition)	6,063,580

	Dr Property plant and equipment-Weihe (restate at valuation)	3,674,747

	Dr Goodwill	29,734,332

	Cr Investment in subsidiary- Home System		(39,473,684)

	Cr Accumulated other comprehensive income- Asia Forever (pre-acquisition)		(4)

	Cr Retained earnings-Asia Forever (pre-acquisition)		(256)

To record the elimination of investment in subsidiaries and the recognition of  goodwill arising from acquisition of Asia Forever by Home System and fair value adjustments on property, plant and equipment and intangible assets.

F3-4